AMENDED AND RESTATED REVOLVING NOTE

$9,500,000	Grand Rapids, Michigan March 12, 2004

        FOR VALUE RECEIVED, on or before the Termination Date (or, if such day is not a Business Day, on the next following Business Day), the undersigned, Clarion Technologies, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (herein, the “Subsidiaries”, together with the Company and their respective successors and assigns, called the “Loan Parties”), jointly and severally, promise to pay to the order of Bank One, NA, a national banking association with its main office in Chicago, Illinois (herein, together with its successors and assigns, called the “Bank”), the maximum principal sum available of Nine Million Five Hundred Thousand and 00/100 Dollars ($9,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the undersigned pursuant to an Amended and Restated Credit Agreement dated as of April 14, 2003 among the Loan Parties, the financial institutions, including the Bank, that are or from time to time may become parties thereto, and Bank One, NA, a national banking association with its main office in Chicago, Illinois, as agent (herein, as the same may be amended, modified or supplemented from time to time, including any agreement entered into in replacement thereof, called the “Credit Agreement”) as shown in the Bank’s records.

        The Loan Parties further promise to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Agent’s office at 200 Ottawa Avenue, N.W., Grand Rapids, Michigan 49503, or at such other place as may be designated by the Agent to the Loan Parties in writing.

        This Amended and Restated Revolving Note (herein called this “Note”) amends, restates, replaces and re-evidences all the indebtedness contained in that certain Revolving Note dated as of April 14, 2003, in the original principal amount of $9,000,000 payable by the Loan Parties to the order of the Bank and nothing contained herein shall be construed as a novation of the indebtedness evidenced thereby. This Note is a Revolving Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including, but not limited to, those under which this Note may or must be paid prior to its due date, may have the principal amount of the commitment reduced or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement. This Note is secured by the collateral described in and pursuant to the Credit Agreement and various other Loan Documents referred to therein, and reference is made thereto for a statement of terms and provisions of such collateral security, a description of collateral and the rights of the Agent and the Bank in respect thereof.

        In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Loan Parties further agree, subject only to any limitation imposed by applicable law and to the extent provided in the Credit Agreement, to pay all expenses, including reasonable attorneys’ fees and expenses, incurred by the Agent and the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Bank’s rights and remedies hereunder or at law, Bank may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Credit Agreement or any other liability or obligation of the Loan Parties arising hereunder.

        This Note is binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Michigan without regard to conflict of laws principles.

[SIGNATURES ON NEXT PAGE]

(Signature Page to Amended and Restated Revolving Note)

        IN WITNESS WHEREOF, the Loan Parties have executed this Note as of the day and year first above written.

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

CLARION REAL ESTATE, L.L.C. By: CLARION TECHNOLOGIES, INC., its Member By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

MITO PLASTICS, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————